Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND PRESIDENT

OF RANGE RESOURCES CORPORATION

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ending March 31, 2023 and filed with the Securities and Exchange Commission on the date hereof (the “Report”) and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Jeffrey L. Ventura, Chief Executive Officer and President of Range Resources Corporation (the “Company”), hereby certify that, to my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

By:	/s/ JEFFREY L. VENTURA
Jeffrey L. Ventura
April 24, 2023